CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent Mutual Funds of our reports dated December 16, 2022 and February 16, 2023, relating to the financial statements and financial highlights, which appear in each fund’s (as listed in Appendix I) Annual Reports on Form N-CSR for the periods listed in Appendix I. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

Minneapolis, Minnesota
February 24, 2023

Appendix I
Fund	Period	Representation Letter Date

Thrivent Mutual Funds

Thrivent Aggressive Allocation Fund	Year ended 10/31/2022	12/16/2022

Thrivent Balanced Income Plus Fund	Year ended 10/31/2022	12/16/2022

Thrivent Diversified Income Plus Fund	Year ended 12/31/2022	2/16/2023

Thrivent Global Stock Fund	Year ended 10/31/2022	12/16/2022

Thrivent Government Bond Fund	Year ended 10/31/2022	12/16/2022

Thrivent High Income Municipal Bond Fund	Year ended 10/31/2022	12/16/2022

Thrivent High Yield Fund	Year ended 10/31/2022	12/16/2022

Thrivent Income Fund	Year ended 10/31/2022	12/16/2022

Thrivent International Allocation Fund	Year ended 10/31/2022	12/16/2022

Thrivent Large Cap Growth Fund	Year ended 10/31/2022	12/16/2022

Thrivent Large Cap Value Fund	Year ended 10/31/2022	12/16/2022

Thrivent Limited Maturity Bond Fund	Year ended 10/31/2022	12/16/2022

Thrivent Low Volatility Equity Fund	Year ended 10/31/2022	12/16/2022

Thrivent Mid Cap Growth Fund	Year ended 10/31/2022	12/16/2022

Thrivent Mid Cap Stock Fund	Year ended 10/31/2022	12/16/2022

Thrivent Mid Cap Value Fund	Year ended 10/31/2022	12/16/2022

Thrivent Moderate Allocation Fund	Year ended 10/31/2022	12/16/2022

Thrivent Moderately Aggressive Allocation Fund	Year ended 10/31/2022	12/16/2022

Thrivent Moderately Conservative Allocation Fund	Year ended 10/31/2022	12/16/2022

Thrivent Money Market Fund	Year ended 10/31/2022	12/16/2022

Thrivent Multidimensional Income Fund	Year ended 12/31/2021	2/16/2023

Thrivent Municipal Bond Fund	Year ended 10/31/2022	12/16/2022

Thrivent Opportunity Income Plus Fund	Year ended 10/31/2022	12/16/2022

Thrivent Small Cap Growth Fund	Year ended 10/31/2022	12/16/2022

Thrivent Small Cap Stock Fund	Year ended 10/31/2022	12/16/2022

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